Exhibit 32.1


                             Transbotics Corporation

                   Certification of Periodic Financial Report
                        Pursuant to 18 U.S.C Section 1350


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Transbotics Corporation (the "Company") certify that the annual report on Form 10-KSB of the Company for the fiscal period ending November 30, 2005 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 23, 2007

                           /s/     Claude Imbleau
                           ----------------------
                                   Claude Imbleau
                                   President and CEO
                                   (principal executive officer)

                           /s/     Todd Plyler
                           -----------------------
                                   Todd Plyler
                                   Principal Accounting Officer


** This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.